Exhibit 32.2


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     I, Joseph A. Orlando, as Treasurer of Leucadia National Corporation - Arizona (the "Company") certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) the accompanying Form 10-K report for the period ending December 31, 2003 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated:  March 18, 2004

                                         By:  /s/ Joseph A. Orlando
                                              ----------------------
                                              Joseph A. Orlando
                                              Treasurer
                                              (Principal Financial Officer)